Exhibit 1

Joint Filing Agreement to Schedule 13G

This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any subsequent amendments with respect to the beneficial ownership by the undersigned of the ordinary shares, no par value, of DPC Holdings PLC, is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: August 13, 2026

JFL Fund vi Alloy holdings, llc
By: JFL Equity Investors VI, L.P., its Member
By: JFL Parallel Fund VI, L.P., its Member
By: JFL Executive Investors VI, L.P., its Member
By: JFL GP Investors VI, LLC, its General Partner

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

JFL EQUITY INVESTORS VI, L.P.
By: JFL GP Investors VI, LLC, its General Partner

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

JFL PARALLEL FUND, VI, L.P
By: JFL GP Investors VI, LLC, its General Partner

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

JFL EXECUTIVE Investors VI, L.P.
By: JFL GP Investors VI, LLC, its General Partner

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

JFL GP Investors vi, llc

/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

JFL CREDIT OPPORTUNITIES FUND GP ROLLOVER LP
By: JFL Credit GP Investors I, LLC, its General Partner

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

JFL FUND VI CREDIT OPPS HOLDINGS, LLC

/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

JFL CREDIT GP INVESTORS I, LLC

/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

JFL CREDIT OPPORTUNITIES FUND I, L.P.
By: JFL Credit GP Investors I, LLC, its General Partner

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

JFL FUND VI CREDIT OPPS CAYMAN HOLDINGS, LLC

/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

TAMARAC HOLDINGS, LLC

/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

TPCI LLC

/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

JFL CREDIT OPPORTUNITIES FUND II, L.P.
By: JFL Credit GP Investors II, LLC

By:	/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner

JFL CREDIT GP INVESTORS II, LLC

/s/ C. Alexander Harman
Name: C. Alexander Harman
Title: Managing Partner